UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 4, 2017
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

ITEM    5.07    Submission of Matters to a Vote of Security Holders.
Arch Capital Group Ltd.’s (“ACGL”) annual meeting of shareholders was held on May 4, 2017. At the meeting, the holders of 112,231,702 common shares, which represents approximately 91 percent of the outstanding shares entitled to vote as of the record date of March 8, 2017, were represented in person or by proxy. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Item 1. The vote on the election of the three Class I directors to hold office until the 2020 annual meeting of shareholders or until their successors are elected and qualified. The voting results were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Kewsong Lee	92,906,219	8,990,835	4,546,083	5,788,565
Louis J. Paglia	105,610,945	754,848	77,344	5,788,565
Brian S. Posner	105,014,039	1,034,041	395,057	5,788,565
John D. Vollaro	105,405,472	983,293	54,372	5,788,565

Item 2. The vote on the election of certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries. The voting results were as follows:

DIRECTOR	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Robert Appleby	106,296,597	92,809	53,731	5,788,565
Anthony Asquith	106,330,957	57,637	54,543	5,788,565
Dennis R. Brand	106,287,447	130,150	25,540	5,788,565
Ian Britchfield	106,342,159	47,726	53,252	5,788,565
Pierre-Andre Camps	106,319,357	58,912	64,868	5,788,565
Paul Cole	106,342,758	47,127	53,252	5,788,565
Graham B.R. Collis	100,662,439	1,167,897	4,612,801	5,788,565
Michael Constantinides	106,332,085	60,028	51,024	5,788,565
Stephen J. Curley	106,337,474	53,174	52,489	5,788,565
Nick Denniston	106,331,801	58,084	53,252	5,788,565
Seamus Fearon	106,286,692	103,143	53,302	5,788,565
Michael Feetham	106,325,222	64,663	53,252	5,788,565
Beau H. Franklin	106,291,500	103,567	48,070	5,788,565
Giuliano Giovannetti	106,286,535	103,071	53,531	5,788,565
Michael Hammer	106,301,020	94,884	47,233	5,788,565
W. Preston Hutchings	106,314,973	93,334	34,830	5,788,565
Constantine Iordanou	106,321,702	92,559	28,876	5,788,565
Michael H. Kier	106,331,096	57,610	54,431	5,788,565
Jason Kittinger	106,296,672	92,884	53,581	5,788,565
Gerald Konig	106,336,856	52,750	53,531	5,788,565
Mark D. Lyons	100,815,074	1,040,600	4,587,463	5,788,565
Patrick Mailloux	106,302,048	103,969	37,120	5,788,565
Paul Martin	106,342,504	49,342	51,291	5,788,565
Robert McDowell	106,331,176	58,430	53,531	5,788,565

David H. McElroy	106,277,256	99,537	66,344	5,788,565
Francois Morin	106,333,952	47,105	62,080	5,788,565
David J. Mulholland	106,340,679	48,877	53,581	5,788,565
Mark Nolan	106,291,645	103,143	48,349	5,788,565
Nicolas Papadopoulo	106,321,874	92,392	28,871	5,788,565
Michael Price	106,296,704	103,427	43,006	5,788,565
Elisabeth Quinn	106,336,538	53,060	53,539	5,788,565
Maamoun Rajeh	106,319,009	93,212	30,916	5,788,565
Andrew T. Rippert	106,256,041	103,214	83,882	5,788,565
Arthur Scace	106,331,627	57,979	53,531	5,788,565
Søren Scheuer	106,301,396	93,212	48,529	5,788,565
Matthew Shulman	106,313,122	92,586	37,429	5,788,565
Budhi Singh	106,285,703	103,695	53,739	5,788,565
William A. Soares	106,294,614	103,221	45,302	5,788,565
Scott Stirling	106,305,225	92,610	45,302	5,788,565
Hugh Sturgess	106,315,567	93,497	34,073	5,788,565
Ross Totten	106,332,031	57,655	53,451	5,788,565
Gerald Wolfe	106,288,771	103,538	50,828	5,788,565

Item 3. The vote on the ratification of the selection of PricewaterhouseCoopers LLP as ACGL’s independent registered public accounting firm for the year ending December 31, 2017. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
111,037,320	975,360	219,022	0

Item 4. The vote on a proposal on advisory vote on executive compensation (say-on-pay). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
77,127,950	29,276,850	38,337	5,788,565

Item 5. The vote on a proposal on advisory vote on the frequency of holding future advisory votes on executive officer compensation. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
103,158,327	1,475,004	1,777,363	32,443

ACGL has determined to include a shareholder vote on the compensation of executives in its proxy statement annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

ITEM 8.01     Other Events.

Preferred Share Dividends.  On May 4, 2017, the Board of Directors (the “Board”) of ACGL declared dividends with respect to the outstanding 12,902,193 shares of its 6.75% Non-Cumulative Preferred Shares, Series C, $0.01 per share (the “Series C Shares”), to be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2017 to holders of record of the Series C Shares, as of June 15, 2017, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.  In addition, the Board declared dividends with respect to the Series C Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2017 to holders of record of the Series C Shares, as of September 15, 2017, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series C	6/30/17	3/31/17-6/29/17	$5,443,113	$0.421875
Series C	9/30/17	6/30/17-9/29/17	$5,443,113	$0.421875

In addition, on May 4, 2017, the Board of ACGL declared dividends with respect to the outstanding 18,000,000 depositary shares, each representing a 1/1000th interest in a share of 5.25% Non-Cumulative Preferred Shares, Series E, $0.01 per share (“Series E Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below.  All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2017 to holders of record of the Series E Shares, as of June 15, 2017, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series E Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2017 to holders of record of the Series E Shares, as of September 15, 2017, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series E	6/30/17	3/31/17-6/29/17	$5,906,250	$0.328125
Series E	9/30/17	6/30/17-9/29/17	$5,906,250	$0.328125

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: May 5, 2017	By:	/s/ Andrew T. Rippert
		Name:	Andrew T. Rippert
		Title:	Chief Operating Officer of Global Mortgage Group